EXHIBIT 24.1

                         ATLANTIC CITY ELECTRIC COMPANY

                               POWER OF ATTORNEY

     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint M. J. BARRON, J. E. FRANKLIN II and
L. M. WALTERS and each of them with (power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement, and any and all amendments thereto, relating to the issuance and sale of not in excess of $70,000,000 aggregate amount of Preferred Securities, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.


                                             /s/ J.L. JACOBS
                                                 ---------------------------
                                                 J.L. Jacobs

                                                                    EXHIBIT 24.1

                         ATLANTIC CITY ELECTRIC COMPANY

                               POWER OF ATTORNEY

     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. BARRON, J. E. FRANKLIN II and L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement, and any and all amendments thereto, relating to the issuance and sale of not in excess of $70,000,000 aggregate amount of Preferred Securities, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.


                                             /s/ H.K. LEVARI, JR.
                                                 ---------------------------
                                                 H.K. Levari, Jr.

                                                                    EXHIBIT 24.1

                         ATLANTIC CITY ELECTRIC COMPANY

                               POWER OF ATTORNEY

     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint J. L. JACOBS, J. E. FRANKLIN II and
L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement, and any and all amendments thereto, relating to the issuance and sale of not in excess of $70,000,000 aggregate amount of Preferred Securities, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.


                                             /s/ M.J. BARRON
                                                 ---------------------------
                                                 M.J. Barron

                                                                    EXHIBIT 24.1

                         ATLANTIC CITY ELECTRIC COMPANY

                               POWER OF ATTORNEY

     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. BARRON, and L.
M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement, and any and all amendments thereto, relating to the issuance and sale of not in excess of $70,000,000 aggregate amount of Preferred Securities, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.


                                             /s/ J.E. FRANKLIN II
                                                 ---------------------------
                                                 J.E. Franklin II

                                                                    EXHIBIT 24.1

                         ATLANTIC CITY ELECTRIC COMPANY

                               POWER OF ATTORNEY

     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. BARRON, J. E. FRANKLIN II and L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement, and any and all amendments thereto, relating to the issuance and sale of not in excess of $70,000,000 aggregate amount of Preferred Securities, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.


                                             /s/ M.I. HARLACHER, JR.
                                                 ---------------------------
                                                 M.I. Harlacher, Jr.

                                                                    EXHIBIT 24.1

                         ATLANTIC CITY ELECTRIC COMPANY

                               POWER OF ATTORNEY

     The undersigned, a director or officer of Atlantic City Electric Company, a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. BARRON, J. E. FRANKLIN II and L. M. WALTERS and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Statement, and any and all amendments thereto, relating to the issuance and sale of not in excess of $70,000,000 aggregate amount of Preferred Securities, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.


                                             /s/ M.T. POWELL
                                                 ---------------------------
                                                 M.T. POWELL